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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 1998


                          BREED Technologies, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Georgia                              1-11474                      22-2767118
------------------------        ------------------------     ---------------------------------
(State of incorporation)        (Commission File Number)     (IRS Employer Identification No.)
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          5300 Old Tampa Highway
             Lakeland, Florida                                          33811
  ----------------------------------------                           ----------
  (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (941) 668-6000
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     Breed Technologies, Inc. (the "Company"), or its executive officers and directors on behalf of the Company, may from time to time make "forward looking statements" within the meaning of the Securities Act of 1933 and the Securities
Exchange Act of 1934 (collectively, the "Acts").  The Company is filing this
Current Report on Form 8-K to avail itself of the safe harbor provided in the Acts with respect to any such (a) forward looking statements that may be contained in the company's reports and other documents filed with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) oral forward looking statements made by the Company's executive officers and directors on behalf of the Company to the press, potential investors, securities analysts and others. Such forward looking statements could involve, among other things, statements regarding the Company's intent, belief or expectation with respect to (i) the Company's results of operations and financial condition, (ii) the consummation of acquisitions and financing transactions and the effect thereof on the Company's business, (iii) the Company's plans and objectives for future operations and expansion, and (iv) non-recurring and other special charges and cost savings estimated by the Company. Any such forward looking statements would be subject to risks and uncertainties that could cause actual results of operations, financial condition, acquisitions, financing transactions, operations, expansion, actual amounts of write-offs or charges and other events to differ materially from those expressed or implied in such forward looking statements. Any such forward looking statements would be subject to a number of assumptions regarding, among other things, future economic, competitive and market conditions generally.
Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control. Further, the Company's business is subject to a number of risks that would affect any such forward looking statements. Such risks include, among others, the following:

       .  SUBSTANTIAL LEVERAGE.   The Company is highly leveraged.  The degree
          to which the Company is leveraged could have important consequences for the holders of the Company's securities  including, but not limited to, the following: (i) a substantial portion of the Company's cash flow from operations must be dedicated to the payment of principal and interest on its indebtedness and will not be available for other purposes; (ii) the Company's ability to obtain additional financing in the future for working capital, capital expenditures, acquisitions or other purposes may be impaired; (iii) the Company's leverage may increase its vulnerability to economic downturns and limit its ability to withstand competitive pressures; and (iv) the
          Company's ability to capitalize on significant business opportunities may be limited.

       .  INTEGRATION AND MANAGEMENT OF ACQUIRED BUSINESSES.    Since August
          1994, the Company has completed ten acquisitions.  There can be no assurance that the Company will be able to successfully integrate the operations of the recently acquired businesses into the Company's operations. In particular, the Company may experience (i) difficulty in assimilating the operations and personnel of the acquired companies, (ii) disruption of the Company's ongoing business, (iii)
          the inability of management to maximize the financial and strategic position of the Company by the successful incorporation of acquired products or technologies into the Company's offerings, (iv) difficulty in the maintenance of uniform standards, controls, procedures and policies and (v) the impairment of relationships with employees and customers.  Any failure on the part of the Company to successfully integrate and manage the operations of the recently acquired businesses could have a material adverse effect on the Company's financial condition and results of operations.

       .  RISK ASSOCIATED WITH SIEMENS JOINT VENTURE.   In December 1997 the
          Company and Siemens Aktiengesellschaft ("Siemens") agreed to form a joint venture (the "Siemens Joint Venture").  When fully operational over the next several years, the Siemens Joint Venture is expected to assume the sales and marketing, as well as the research, development and engineering, functions for the Company's integrated occupant protection systems and components. As a result, because the Siemens
          Joint Venture will employ the personnel responsible for such functions, the Company expects to substantially reduce its sales and marketing and research, development and engineering staff. In the event that the Siemens Joint Venture is terminated, there can be no assurance that the Company will be able to rehire a sufficient number of such personnel and any inability to do so could have a material adverse effect on the Company. Further, all significant operating decisions regarding the joint venture must be approved by Siemens and the Company. In the event of a deadlock regarding material

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          operating decisions, either party may sell their interest in the
          Siemens Joint Venture to the other or the Siemens Joint Venture may be terminated. If the Company sells its interest in the Siemens Joint
          Venture or the Siemens Joint Venture is otherwise terminated, the
          Company will likely no longer have access to Siemens' expertise in sensors and electronics, which may materially adversely affect the
          Company's ability to develop next generation, intelligent, integrated occupant protection systems. Any failure to develop such systems would adversely affect the Company's competitive position and could have a material adverse effect on the Company's financial condition and results of operations.

       . DEPENDENCE ON THE DEVELOPMENT OF NEW PRODUCTS. In recent years, automotive occupant protection systems have changed significantly, based on changes in government regulations, the demand by automobile manufacturers ("OEMs") and consumers for improved systems and rapid advances in the technology underlying these systems. The Company believes that occupant protection systems will continue to change rapidly, with industry participants seeking to develop and introduce intelligent occupant protection systems that will be able to react differently to individual crash situations and to make improvements in other components of occupant protection systems. The Company believes that its future success will depend in part on its ability to enhance its existing products and to develop new products that meet changing government regulatory requirements and satisfy OEM and consumer requirements, particularly requirements for intelligent occupant protection systems. There can be no assurance that the Company will meet these objectives and any failure to do so could have a material adverse effect on the Company's financial condition and results of operations.

       .  RELIANCE ON MAJOR CUSTOMERS.    The Company has certain key customers
          and a significant decline in sales of the Company's products to these customers would have a material adverse effect on the Company's financial condition and results of operations.  These customers are not committed to purchase any specified quantities of products from the Company and there can be no assurance that these customers will continue to purchase products from the Company at levels consistent with previous purchases.

       . EFFECTS OF LIKELY PRICE DECREASES. The Company anticipates that the prices of automotive occupant protection systems and components such as those sold by the Company will continue to decline over the next several years as a result of competitive pressures and OEM requirements. The Company's future profitability, therefore, will depend, among other things, on its ability to continue to reduce its per-unit costs and maintain a cost structure, internally and with its suppliers, that will enable it to offer competitive prices. There can be no assurance that the Company will be successful in doing so.

       . DEPENDENCE ON THE AUTOMOTIVE INDUSTRY. Sales of products to the automotive industry have accounted for substantially all of the Company's net sales. The automobile market is cyclical and dependent on general economic conditions. Future declines in car production in the United States or in markets outside the United States could have an adverse effect on the Company's financial condition and results of operations. In addition, most of the Company's customers are unionized and may, from time to time, experience labor disruptions.
          Any disruption in production by the Company's customers could have an adverse effect on the Company's financial condition and results of operations.

       . GOVERNMENT REGULATION. The North American market for automotive occupant protection systems has been significantly affected by federal safety regulations and the Company believes that such regulations will continue to have a significant effect on this market. Specifically, the rapid installation of driver-side and passenger-side airbags was initially caused in the United States by federal safety regulations.
          Recently, there has been negative publicity concerning airbag performance, particularly the performance of passenger-side airbags, and it is possible that federal safety regulations will be revised in response to the concerns raised. It is difficult to predict the nature of any such regulatory changes or the impact of such changes on the Company's financial condition and results of operations.

       . PRODUCT LIABILITY. The sale of sensors, electronics and related software, airbags and inflators, seatbelt systems, steering wheels and related components entails an inherent risk of product liability claims. Although the Company maintains product liability insurance covering certain types of claims, the Company's policies are subject to substantial deductibles and there can be no assurance that the

                                      -3-
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          coverage limits of the Company's insurance policies will be adequate or that any particular loss will be covered.  Such insurance can be expensive and in the future may not be available on acceptable terms, if at all.  A successful claim brought against the Company not covered by the Company's insurance or resulting in a recovery in excess of its insurance coverage could have a material adverse effect on the
          Company's financial condition and results of operations.

       . WARRANTY AND RECALL EXPOSURE. The Company warrants to its OEM customers that its products are free from defects and that they meet certain OEM designated specifications. The OEMs in turn offer product warranties to the purchasers of vehicles. In some instances of common complaint, the automobile manufacturer will institute a vehicle recall or will be required by a governmental agency to conduct a recall. As a result, from time to time, the Company has received claims against it and requests for payment from its OEM customers to remedy complaints made by the purchasers of vehicles. There can be no assurance that the Company will not incur substantial warranty or recall expense in the future. Such complaints and the related expenses could have a material adverse effect on the Company's relationship with its OEM customers and its financial condition and results of operations.

       . POTENTIAL FLUCTUATIONS IN QUARTERLY RESULTS. The Company's quarterly operating results may vary significantly depending on factors such as the timing of significant orders, the level of sales by automobile manufacturers, disruptions caused by labor disputes and the seasonal patterns of its customers, especially those located in Europe. A large portion of the Company's expenses are fixed and cannot be adjusted in response to a shortfall in quarterly revenues. There can be no assurance that the Company will operate profitably in any quarter.

       . LONG LEAD TIMES FOR SALES. The Company typically competes for new business at the beginning of the development of new vehicle models and upon the redesign of existing models by its customers. New model development generally begins three to five years prior to the marketing of such models to the public. As a result of the relatively long lead times required for sales of automotive occupant protection systems and components, it may be difficult for the Company to obtain new sales to replace any unexpected decline in sales to existing customers. The failure of the Company to obtain new business for new models or to retain or increase business on redesigned existing models could adversely affect the Company's financial condition and results of operations.

       . COMPETITION. The markets for automotive occupant protection systems and components are highly competitive. Increased competition could result in price reductions and loss of market share, which would adversely affect the Company's financial condition and results of operations. Many of the Company's current and potential competitors have greater financial and other resources than the Company. There can be no assurance that the Company will be able to continue to compete successfully with its existing competitors or will be able to compete successfully with new competitors.

       . RISKS ASSOCIATED WITH INTERNATIONAL SALES. International sales have accounted for, and the Company expects that international sales will continue to account for, a significant portion of the Company's business in the future. The Company's ability to compete effectively outside the United States will depend on its ability to develop the relationships and, if demand requires, additional facilities necessary to service international customers. In addition, the Company's financial results attributable to international sales may be affected by fluctuations in currency exchange rates, increases in duty rates, difficulties in obtaining export licenses, trade and tariff regulations, political instability, difficulties or delays in collecting accounts receivable and difficulties in staffing and managing international operations. In recent months, certain Asian currencies have been devalued significantly in relation to the U.S.
          dollar and financial markets in Asia have experienced significant turmoil. There can be no assurance that the Company's sales in Asia will not be materially adversely affected by such developments.

       . DEPENDENCE ON SUPPLIERS. Certain key components used in the Company's products, such as restraints control modules and certain hybrid inflators, are currently purchased from single sources. In addition, the Company subcontracts the manufacture of certain of its subassemblies to third parties. The inability to obtain sufficient sources of components or subassemblies as required, or to obtain or

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          develop alternative sources at competitive prices and quality if and as required in the future, could result in delays in product shipments or increase the Company's supply costs, either of which would adversely affect the Company's financial condition and results of operations.

       . PATENTS AND PROPRIETARY TECHNOLOGY. The Company relies on a number of patents, trade secrets and non-disclosure agreements to protect its technology. There can be no assurance that any patents now or hereafter owned by the Company will afford protection against competitors which develop similar technology. In addition, upon expiration of such patents, competitors may develop and sell products based on technologies similar or equivalent to those currently covered by the Company's patents. In addition, the laws of some foreign countries do not protect the Company's patents and other proprietary rights to the same extent as do the laws of the United States. There can be no assurance that the steps taken by the Company to protect its proprietary rights will be adequate to prevent imitation of its products or technology, that the Company's proprietary information will not become known to competitors, that the Company can effectively protect its rights to unpatented proprietary information or that the Company's competitors will not independently develop products or technologies that are superior to the Company's products or technologies without infringing on the Company's intellectual property rights. Although the Company believes that its products and technology do not infringe on the proprietary rights of others, there can be no assurance that third parties will not assert infringement claims in the future.

       . SAFETY AND ENVIRONMENTAL CONSIDERATIONS. Sodium azide, which is used in the propellant for certain of the Company's inflators, is flammable and has exhibited toxicity in laboratory animal tests. In addition, the manufacture of propellant containing sodium azide, as well as primers used in certain of the Company's products, entails certain hazards. The Company's method of production limits the quantity of these energetic materials in process at any one time and utilizes certain safety measures. Notwithstanding these precautions, the Company has on occasion experienced fires and explosions at its manufacturing facilities. Although the Company's facilities and processes are designed in a manner intended to minimize risks associated with the use of energetic materials such as sodium azide and primers, there can be no assurance that the Company will not encounter additional incidents or safety issues relating to the use and manufacture of these energetic materials. The Company uses various hazardous and toxic substances in its manufacturing processes, including certain solvents, lubricants, sodium azide and other pyrotechnic materials. The inadvertent release of any of these materials into the environment could subject the Company to significant liability for clean-up costs or fines, which could have a material adverse effect on the Company's financial condition and results of operations. Additionally, the Company may be required to make significant expenditures to ensure that the Company's facilities and operations continue to satisfy environmental regulations and these regulations may change significantly in the future.

     In light of the significant uncertainties inherent in any forward looking statements, undue reliance should not be placed on any such statements.

                                 *     *     *

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                                 SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 12, 1998

                                    BREED TECHNOLOGIES, INC.



                                    By: /s/ Frank J. Gnisci
                                       -----------------------------------
                                        Frank J. Gnisci
                                        Executive Vice President and Chief
                                          Financial Officer

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